Exhibit 99.1

FOR IMMEDIATE RELEASE                       Contact: Claire M. Chadwick, CFO
                                                     973-669-7366, ext. 267

                        PENNFED FINANCIAL SERVICES, INC.
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                          ANNOUNCES ANNUAL MEETING DATE
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     WEST  ORANGE,  NJ,  July  16,  2003  -  PennFed  Financial  Services,  Inc.
(NASDQ:PFSB), the holding company for New Jersey-based Penn Federal Savings Bank announced the Annual Meeting of Stockholders will be held at 10 a.m. on Wednesday, October 29, 2003 at the Radisson Hotel in Fairfield, New Jersey. Stockholders of record on September 5, 2003 are entitled to vote at the meeting.
     Penn Federal Savings Bank maintains 21 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

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